FOR IMMEDIATE RELEASE
Contact: Nick Zangari
(502) 394-1157
Nick Zangari@kyderby.com

Churchill Downs Incorporated Announces Agreement to
Sell Big Fish Games, Inc. to Aristocrat Technologies, Inc. for US$990 million

LOUISVILLE, Ky. (November 29, 2017) - Churchill Downs Incorporated (“CDI”) (NASDAQ: CHDN) today announced it has signed a definitive agreement to sell its mobile gaming subsidiary, Big Fish Games, Inc. (“Big Fish”) to Aristocrat Technologies, Inc. (“Aristocrat”), an indirect, wholly owned subsidiary of Aristocrat Leisure Limited, an Australian corporation, in an all-cash deal for US$990 million.
“Big Fish is a very successful business with a bright future that will be best realized by being part of Aristocrat’s strategy and vision for their online and mobile gaming portfolio. We thank our team members at Big Fish for their outstanding efforts over the three years since CDI acquired Big Fish”, said Bill Carstanjen, CEO of CDI. “We will refocus our strategy on our core assets and capabilities including growing the Kentucky Derby, expanding the casino segment, TwinSpires.com and other forms of real money gaming, and maximizing our thoroughbred racing operations.”
The sale has been approved by the Board of Directors of CDI and is subject to customary regulatory approvals and other closing conditions, and is expected to close in the first calendar quarter of 2018. Proceeds from the transaction will be used for general corporate purposes, which may include investments to support organic growth and acquisitions, debt reduction and share repurchases. The CDI Board of Directors has approved up to $500 million of share repurchases from the proceeds of the Big Fish sale.
The Raine Group is acting as financial advisor to CDI, and Sidley Austin LLP is providing legal counsel.
About Churchill Downs Incorporated
Churchill Downs Incorporated (CDI) (NASDAQ:CHDN), headquartered in Louisville, Ky., is an industry-leading racing, gaming and online entertainment company anchored by our iconic flagship event - The Kentucky Derby.  We are a leader in brick-and-mortar casino gaming with approximately 9,910 gaming positions in eight states, and we are the largest legal online account wagering platform for horseracing in the U.S., through our ownership of TwinSpires.com. We are also one of the world's largest producers and distributors of mobile games through Big Fish Games, Inc. Additional information about CDI can be found online at www.churchilldownsincorporated.com.
Information set forth in this press release contains various "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the "Act") provides certain "safe harbor" provisions for forward-looking statements. All forward-looking statements made in this press release are made pursuant to the Act.
The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements.  Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information.  Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,”

“could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently.
Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct.  Important factors that could cause actual results to differ materially from expectations include the following: the effect of economic conditions on our consumers' confidence and discretionary spending or our access to credit; additional or increased taxes and fees; public perceptions or lack of confidence in the integrity of our business; loss of key or highly skilled personnel; restrictions in our debt facilities limiting our flexibility to operate our business; general risks related to real estate ownership, including fluctuations in market values and environmental regulations; catastrophic events and system failures disrupting our operations, including the impact of natural and other disasters on our operations and our ability to obtain insurance recoveries in respect of such losses; inability to identify and complete acquisition, expansion or divestiture projects on time, on budget or as planned; difficulty in integrating recent or future acquisitions into our operations; legalization of online real money gaming in the United States, and our ability to capitalize on and predict such legalization; inability to respond to rapid technological changes in a timely manner; inadvertent infringement of the intellectual property of others; inability to protect our own intellectual property rights; security breaches and other security risks related to our technology, personal information, source code and other proprietary information, including failure to comply with regulations and other legal obligations relating to receiving, processing, storing and using personal information; payment-related risks, such as chargebacks for fraudulent credit card use; compliance with the Foreign Corrupt Practices Act or applicable money-laundering regulations; work stoppages and labor issues; difficulty in attracting a sufficient number of horses and trainers for full field horseraces; inability to negotiate agreements with industry constituents, including horsemen and other racetracks; personal injury litigation related to injuries occurring at our racetracks; the inability of our totalisator company, United Tote, to maintain its processes accurately, keep its technology current or maintain its significant customers; weather conditions affecting our ability to conduct live racing; increased competition in the horseracing business; changes in the regulatory environment of our racing operations; declining popularity in horseracing; seasonal fluctuations in our horseracing business due to geographic concentration of our operations; increased competition in our casino business; changes in regulatory environment of our casino business; development and expansion of casinos is costly and susceptible to delays, cost overruns and other uncertainties; concentration and evolution of slot machine manufacturing and other technology conditions that could impose additional costs; impact of further legislation prohibiting tobacco smoking; geographic concentration of our casino business; changes in regulatory environment for our advanced deposit wagering business; increase in competition in the advanced deposit wagering business; inability to retain current customers or attract new customers to our advanced deposit wagering business; uncertainty and changes in the legal landscape relating to our advanced deposit wagering business; failure to comply with laws requiring us to block access to certain individuals could result in penalties or impairment in our ability to offer advanced deposit wagering; operating in an evolving and highly competitive market related to Big Fish Games; inability to maintain relationships with third party mobile platforms related to Big Fish Games; failure to develop and publish mobile games that achieve market acceptance; inability to secure new or ongoing content from third party development partners on favorable terms; programming errors or flaws or other technical difficulties, diminishing our customers’ experience; “cheating” programs, scam offers, black-markets and other actions by third parties that seek to exploit our games and players may affect our reputation and harm our operating results; slower than expected growth in use of smartphone and tablet devices to facilitate game platforms; and financial volatility quarter-to-quarter relating to Big Fish Games.